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                                                                 EXHIBIT 10.24

                          SECOND AMENDMENT AND CONSENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT




This Second Amendment and Consent dated as of January 10, 2001 Amendment") amends that certain Credit Agreement ("Agreement") by and between IMPERIAL BANK ("Bank") and OBAGI MEDICAL PRODUCTS, INC. ("Borrower") dated as of March 22, 2000, and provides the Bank's consent to as certain transaction as follows:

1. As required by Section 5.01 of the Agreement, Borrower has requested Bank's permission for a majority ownership in Borrower to be transferred from Mandarin Partners, LLC, to members including Stonington Capital Appreciation 1994 Fund, L.P., Peter P. Tong, Tong Family Limited Partnership, Ian G. Walker, and Noel Urben (collectively the "Members"), pursuant to that certain Mandarin Partners LLC Unanimous Written Consent of Management Committee dated January 10, 2001. Bank hereby consents to this request, provided that pursuant to this transaction, no shares are repurchased by Borrower and no other cash payment is made by Borrower to the Members.

2. Section 5.01 of the Agreement is amended in its entirety to read as follows:

      "TYPE OF BUSINESS; MANAGEMENT; CHANGE IN CONTROL. Make any substantial change in the character of its business, or permit Stonington Capital Appreciation 1994 Fund, L.P., Peter P. Tong, Tong Family Limited Partnership, Ian G. Walker, and Noel Urben (collectively the "Members") to collectively own less than a majority interest in Borrower."

3. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


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      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

IMPERIAL BANK                                     OBAGI MEDICAL PRODUCTS, INC.
("BANK")                                          ("BORROWER")


By:  ___________________________________          By:  ________________________
     Clinton E. Anderson, Vice President



                                                  By:  ________________________